UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2017

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4040 Broadway, Suite 425, San Antonio, Texas 78209

(Address of principal executive offices)

(713) 528-1881

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 18, 2017, the Company filed a press release which included a letter to shareholders from its Interim Chief Executive Officer, Richard N. Azar II. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 8.01 Other Events.

The Company advises that the Proxy Compliance Group of the NYSE American has ruled that Proposal 3 (to authorize the Board of Directors to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-ten and one-for-fifty, in their sole discretion) and Proposal 7 (to vote upon a proposal to consider and vote on any proposal to authorize our Board of Directors, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the annual meeting) from the Company’s Proxy Statement dated November 28, 2017, relating to the Company’s 2018 Annual Meeting of Stockholders, are discretionary items (i.e., items on which brokers may vote). The Company previously disclosed in its proxy statement that both proposals were non-discretionary items (i.e., items on which brokers could not vote absent the direction of the shareholder who owns such shares).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1*	Press Release, dated December 18, 2017, including a letter to shareholders from the CEO

*Furnished herewith.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By: /s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: December 18, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release, dated December 18, 2017, including a letter to shareholders from the CEO